UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 9, 2007

PLATO Learning, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-20842	36-3660532
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10801 Nesbitt Avenue South, Bloomington, Minnesota		55437
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-832-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Reference is made to Item 5.02 of this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed in a Current Report on Form 8-K filed by PLATO Learning, Inc. (the "Company") on January 8, 2007, Laurence L. Betterley has resigned his position as Senior Vice President and Chief Financial Officer of the Company effective January 16, 2007. In connection with the resignation, the Company and Mr. Betterley have entered into a Resignation Agreement and General Release dated January 9, 2007. A summary of the benefits that Mr. Betterley will receive upon his resignation, and after expiration of all applicable rescission periods, is provided below.

• Mr. Betterley will receive a severance payment equivalent to one year of his current salary.
• Mr. Betterley will receive a prorated Annual Executive Incentive Plan Bonus, for the period November 1, 2006 through January 16, 2007 according to the terms of the Annual Executive Incentive Plan.
• Mr. Betterley will be eligible to receive continued group medical, dental and life coverage through the Consolidated Omnibus Budget Reconciliation Act of 1995 (COBRA) for up to 18 months. The Company will reimburse Mr. Betterley for the employer portion of the COBRA benefits for a period of up to 12 months.
• Mr. Betterley will receive outplacement assistance directly paid by the Company.
• Mr. Betterley will receive continuation of Directors’ and Officers’ Insurance coverage for at least five years from his resignation date.

In addition to the benefits described above, the Resignation Agreement and General Release provides for a release by Mr. Betterley of any claims against the Company and its directors, officers, agents and employees relating to his employment with or resignation from the Company.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 10.1 Resignation Agreement and General Release dated January 9, 2007 between PLATO Learning, Inc. and Laurence L. Betterley.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATO Learning, Inc.

January 16, 2007	By:	Robert J. Rueckl

Name: Robert J. Rueckl
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Resignation Agreement and General Release dated January 9, 2007 between PLATO Learning, Inc. and Laurence L. Betterley.